Beneficient

Unlocking the Value Trapped in Alternative Asset Investments

Liquidity The Ben® Way: We've built a rapid, secure, online way for customers to exit alternative asset investments for cash, equity, or debt securities based on the customer's individual liquidity needs.

BENF
Nasdaq Listed

See important disclosures on slide 12.

What Problems Does Ben Solve?

Liquidity for LPs and GPs and primary capital solutions for GPs

AltAccess Online Platform delivering trustee and custody services with data analytics for all owners of professionally managed alternative assets

Global alternative assets under management growing rapidly

LP Investor

- Mid-to-high net worth and smaller institutional investors are increasing their allocations into alternative assets
- Increasing demand for early exit options – a typical duration of a private fund lockup is 10-12 years
- Current in-market liquidity options are inefficient, slow, difficult to scale and largely unregulated

GP Investor

- Number of GPs that are fundraising continues to grow and GP led restructuring and liquidity events on the rise
- Increased demand for capital commitments as fundraising headwinds persist across most asset classes
- Increased demand for fund monetizations and restructurings as sponsor firms look for tail end fund optionality

LP & GP Investor

Liquidity and primary capital solutions and related data analytics & custodial services for alternative asset investors are poised for disruption as the alternative asset market increasingly becomes democratized

See important disclosures on slide 12.

Growing Liquidity Needs Coupled with GP Fundraising Needs Represent a Large and Growing Market Opportunity

The increasing demand for early liquidity is primarily addressed through the secondaries market, which caters to large institutions



AUM ($BN)
Secondary ($BN)
15,000
12,000
9,000
6,000
3,000
0
160
120
80
40
0
13.2% CAGR
r2=.79
Secondary volume growth correlation to alternative asset growth
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
Global Secondary Transactions
Global Private Market AUM

Sources: Setter Capital Volume Report FY 2023; Coller Capital Private Equity Secondary Market Report 2017.

The increasing demand for primary capital commitments for GPs is not being fully met by traditional LP capital sources



Private Capital Historical Fundraising
# of Funds
USD ($BN)
8,000
6,000
4,000
2,000
0
2,000
1,500
1,000
500
0
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024 YTD
NO. OF FUNDS
AGGREGATE CAPITAL RAISED (USD BN)

Source: Preqin ltd. database, accessed April 2024.

See important disclosures on slide 12.

LP Liquidity: Ben's Projected Target Market

High-net-worth individual investors and small-to-mid-sized institutional investors represent a growing but traditionally underserved liquidity market

One of the highest growing asset classes

Through 2022, Strong historical and future alternatives AUM growth, at a 15.2% compound annual growth rate (CAGR), 2005-2022[1]

+

One of the highest growing wealth segments

MHNW population grew from 0.76M to 1.8M households, 2008-2022[2]

+

One of the highest growing allocations

Allocation to alternative assets experienced 3.2x faster growth than marketable stocks among MHNW investors, 2013-2020[3]

=

Increased Demand for Liquidity

$125 Billion[4]

Ben's target market – this underserved, high growth segment with limited access to liquidity



Alternative Assets Held[1]
Estimated Annual Turnover Rate[4]
Estimated Annual Demand for Liquidity[5]
Estimated Annual Demand for Liquidity in 5 Years
Holdings of U.S. MHNW
Holdings of U.S. STMI
Global Large Institutional Investors & Ultra HNW Individuals
$1.3 Trillion
$1.4 Trillion
$11.0 Trillion
2.8%
1.8%
1.3 %
$36 Billion
$25 Billion
$139 Billion
$61 Billion[5]
Ben's target market – this underserved, high growth segment with limited access to liquidity
5 Years
Ben is well positioned to capture some percentage of this segment in the future.
$82 Billion
$43 Billion
$232 Billion
$13.7 Trillion
$200 Billion
$357 Billion

[1]Preqin

[2]CEG Insights: Wealth Market Sizing 2023

[3]Ben calculations based on data from Capgemini World Wealth Report 2020 and Capgemini Global HNW Insights Survey 2020

[4]Ben proprietary assumptions and calculations using data from Setter Capital and Preqin (for MHNW and STMI turnover rate) and calculations using data from Setter Capital and Preqin (for large institutional and UHNW turnover rate).

[5]Based on data from Preqin, a widely accepted commercial private equity database and Ben's own proprietary assumptions and calculations of MHNW and STMI alternatives AUM and turnover, which use data from Spectrem Group, Setter Capital, Capgemini, Preqin, Eureka Hedge, and Credit Suisse. See Slide 14 for more detailed description of Ben's assumptions and calculations.

See important disclosures on slide 12.

Liquidity & Primary Capital Solutions for Almost All Asset Types and Vehicles

Provides a modernized & regulated method of delivering liquidity, capital and related services to investors in most alternative assets

Target Customers

	HNW Investors
Small and Mid-sized Institutions	
	General Partners
Commercial Banks & Margin Lenders	

Eligible Asset Types & Vehicles

- Private Equity
- Venture Capital
- Leveraged Buyouts
- Structured Credit
- Infrastructure
- Real Assets (Agriculture)
- Private Debt
- Private Real Estate
- Alternative Energy
- Natural Resources
- Other Professionally Managed Alternative Investments
- Non-Traded REITs
- Feeder Funds/ Fund of Funds
- Co-Investments
- Separate Accounts
- Limited Partnerships
- Non-Traded BDCs

Ben Products & Services

- AltAccess Online Subscriptions[1]
- Exchange Trust Product
- Trustee Services for Digitization of Alts[2]
- Interchange Trust Product
- Custody & Subcustody[3]
- LiquidTrust Product
- Data Analytics & Quick Quotes[4]
- Transfer Agency & Broker-Dealer Services

[1]While AltAccess is currently available to customers, subscription-based services not currently offered. Expected to be available in 2024.
[2]Digitization of alternative assets expected to be available in 2024.
[3]Custodial services currently provided to affiliated trusts ("ExAlt Trusts") and customers in connection with liquidity transactions and customer custody accounts.
[4]Data management products and services currently offered to the ExAlt Trusts with plans to offer additional products and services to customers and others in the future.

See important disclosures on slide 12.

AltAccess®: Ben's Tech Platform for Customer Engagement & Transactions

A first-of-its-kind technology platform, AltAccess serves as the centralizing hub of our business and is an interactive, secure online entry point through which our customers receive end-to-end delivery of liquidity, primary capital and associated services.


Submit a new application
Outstanding tasks? Check your to-do list here
Want to update your client on their application? Check the status easily
Securely upload important fund documents using our simple drag-and-drop feature

Investor Dashboard

Advisor Dashboard

Separate dashboards for customers who prefer to submit their own application and advisors who are submitting applications for their clients make it easy to complete every step of the process.

See important disclosures on slide 12.

Leveraging Digital Technology to Provide Secure & Rapid Exits

Faster timelines are made possible by Ben AltAccess™, with its MAPS technology in a digital secure AT&T NetBond® certified tech platform designed to deliver exit options and related custody and trust services to owners of alternative assets

Ben		Traditional Providers
0 Days	**Non-Disclosure Agreement** Instead of negotiating an NDA, customers upload asset documents through AltAccess to Ben's trust company as qualified document custodian	14-31 Days
1-14 Days	**Underwriting** Ben's proprietary tech platform eliminates the need for 3rd party intermediaries & provides underwriting for the fiduciary loan	60-90 Days
0 Days	**Negotiation & Documentation** Ben's transaction documentation is short, standardized and easily executed digitally through AltAccess	30-60 Days
1 Day	**Closing Process** Ben's propriety ExAlt Plan process effects the fiduciary transactions and enables the full delivery of exit options to customers prior to the ultimate transfer of title of the customer's alternative assets to the ExAlt Plan trusts	1-9+ Months



BEN
MONTH 1
AS FEW AS 15 DAYS = SECURE, RAPID AND COST EFFECTIVE
VS
TRADITIONAL
MONTH 1 MONTH 2 MONTH 3 MONTH 4 MONTH 5 MONTH 6 MONTH 7 MONTH 8 MONTH 9 MONTH 10 MONTH 11 MONTH 12 MONTH 13 MONTH 14 MONTH 15
4-15+ MONTHS FOR LIQUIDITY

See important disclosures on slide 12.

Endowment Model Portfolio Built Through Ben's OptimumAlt Model and Other IP

Industry Sector[1]



22% - Software & Services
16% - Food & Staples Retailing
7% - Utilities
7% - Energy
6% - Divers. Financials
5% - Consumer Durables & Apparel
5% - Capital Goods
4% - Semiconduct. & Equip.
4% - Health Care Equip. & Svcs
3% - Real Estate
2% - Materials
2% - N/A (e.g., Escrow, Earnouts)
2% - Household & Pers. Prod.
2% - Comm. & Prof. Svcs
2% - Banks
2% -Tech Hardware & Equip.
2% - Food & Bev
2% - Consumer Svcs.
5% - Other

Geography [2]



62% - North America
17% - Asia & Pacific
14% - South America
7% - Europe
0.3% - Africa

Investment Strategy[3]



36% - Private Equity - Growth
31% - Venture Capital - Late Stage
12% - Venture Capital - Early Stage
7% - Natural Resources
7% - Private Equity - Buyout
4% - Private Real Estate
2% - Net Other Assets, Earnouts, Escrows
1% - Hedge Fund
0.3% - Private Debt

Status[4]



93% - Private
7% - Public

252 Funds[5]

831 Investments[6]

As of June 30, 2024. Represents the characteristics of professionally managed funds and investments in the Collateral (defined as follows) portfolio. The Collateral for the ExAlt Plan™ Loans in the Loan Portfolio is comprised of a diverse portfolio of direct and indirect interests (through various investment vehicles, including, limited partnership interests and private and public equity and debt securities, which include our and our affiliates' or our former affiliates' securities), primarily in third-party, professionally managed private funds and investments. Loan balances used to calculate the percentages reported in the pie charts are loan balances net of any allowance for credit losses, and as of June 30, 2024, the total allowance for credit losses was $310 million, for a total gross loan balance of $566 million and a loan balance net of allowance for credit losses of $256 million.

(1) Industry sector based on GICS® Level 2 classification "Other" classification reflects companies in the GICS classifications categories of Automobiles & Components, Insurance, Media & Entertainment, Transportation, Retailing, Telecommunication Services, and Pharmaceuticals, Biotechnology & Life Sciences. N/A includes investments assets that Ben management has determined do not have an applicable GICS Level 2 classification, such as Net Other Assets, Escrows, and Earnouts.

(2) Geography reflects classifications determined by Ben management, based on each underlying investment

(3) Investment Strategy Type reflects classifications based on each company's current investment strategy stage as determined by Ben management.

(4) Included in the 93% classified as "Private" is approximately 6% (of the total Funds in the portfolio) that are limited partnership interests in other funds where further detail on the underlying holdings of these funds is not available.

(5) Includes limited partnership interests in funds held directly in the collateral portfolio and funds held indirectly in the collateral portfolio through other entities, including special purpose vehicles and other funds.

(6) Investments reflect the assets listed by the general partner of a fund as held by the fund and have a positive or negative net asset value. Typical assets include portfolio companies, limited partnership interests in other funds, and net other assets, which are a fund's cash and other current assets minus liabilities.

See important disclosures on slide 12.

Beneficient's Strong Management Team

Brad K. Heppner
CHIEF EXECUTIVE OFFICER
30+ years industry experience in finance and the alternative asset space

The Crossroads Group | Goldman Sachs | BAIN & COMPANY | MacArthur Foundation | capital analytics


Ben
LEADERSHIP

Derek L. Fletcher
PRESIDENT of FIDFIN TRUST AND CHIEF FIDUCIARY OFFICER
25+ years industry experience in wealth management and fiduciary advisory services

U.S. TRUST Bank of America Private Wealth Management | WINSTEAD ATTORNEYS | Coopers & Lybrand

Gregory W. Ezell
CHIEF FINANCIAL OFFICER
20+ years industry experience in accounting and finance

PureGen Group | Homeward Residential | KPMG

Jeff Welday
GLOBAL HEAD OF ORIGINATIONS & DISTRIBUTION*
25+ years industry experience in investment management

Invesco | Morgan Stanley | JPMorgan Chase & Co.

David Rost
GENERAL COUNSEL
8 years experience in financial services, mergers & acquisitions and fintech investments

HAYNES BOONE

Maria S. Rutledge
CHIEF TECHNOLOGY OFFICER
20+ years industry experience in information services

MUFG | Michaels | XO | SIEBEL

Scott Wilson
CHIEF UNDERWRITING OFFICER
20+ years industry experience in the alternative asset investment space

Highland Capital Management | McKinsey & Company

*Mr. Welday is a Registered Representative of AltAccess Securities Company, L.P. Member FINRA/SIPC.

See important disclosures on slide 12.

Experienced Board of Directors

Brad K. Heppner

DIRECTOR, CEO AND CHAIRMAN OF THE BOARD

30+ years alternative asset and financial institutions experience, Chairman of the Board and CEO, Prior: Founder and CEO of The Crossroads Group; Founder of Capital Analytics; previously with Bain & Company, MacArthur Foundation and Goldman Sachs


Ben
BOARD

Peter T. Cangany, Jr.

DIRECTOR

Insurance entities, audit and accounting. Board of Trustees, Finance Committee Chair. Franklin College. Prior: Partner of Ernst & Young, LLP.

Thomas O. Hicks

DIRECTOR

Private equity industry pioneer with 30+ years private equity investment experience. Founder and Chairman, Hicks Holdings, LLC. Prior: Founder of Hicks, Muse, Tate and Furst; Co-Founder and Co-Chairman of Hicks & Haas; Board of Directors, Carpenter Technology Corporation.

Patrick J. Donegan

DIRECTOR

Almost 30 years of experience in banking legal expertise and capital markets regulatory compliance. Senior Adviser, Premier Consulting Partners, Inc. Prior: Global Chief Compliance Officer, OKX Group 2023-2024; Chief Compliance Officer, Signature Bank 2015 - 2023.

Bruce W. Schnitzer

DIRECTOR

30+ years private equity investment experience, insurance and other specialty financial services. Chairman, Wand Partners; Chairman, The Institute of Human Origins. Prior: President and CEO of Marsh, Inc.; CFO of Marsh & McLennan Companies, Inc.; Head of M&A for Morgan Guaranty Trust Company (J.P. Morgan)

Derek Fletcher

DIRECTOR PRESIDENT of FIDFIN TRUST COMPANY AND CHIEF FIDUCIARY OFFICER

25+ years of sophisticated estate planning, wealth structuring and fiduciary advisory services. Prior: US Trust - Bank of America Private Wealth Management; Winstead, PC; Coopers & Lybrand

See important disclosures on page 12.

Ben’s Competitive Strengths

✓Technology/IP

Ben’s structures, systems and methodologies are designed to enable us to finance alternative assets at attractive valuations for Ben and to service our clients in a seamless, efficient manner. Our patent-pending intellectual property embedded in Ben’s system-wide intelligence includes computer implemented algorithmic systems, copywritten AltAccess software enterprise applications and the ExAlt Plan product loan structure for delivering liquidity and primary capital to our customers.

01

02

✓Statutory/Regulatory

Ben openly sought and embraced regulation, transparency and oversight. Customers can rapidly and efficiently engage and transact with Ben over AltAccess, and they do so knowing that their activities are within a regulated, secure customer transaction ecosystem.

03

✓Publicly Traded Stock as Currency

Ben’s balance sheet strategy is built on the fiduciary financings we make by utilizing our stock as currency.

✓Tradable Exposure to OptimumAlt Alternative Assets

Ben’s business model is designed to provide economic exposure to some of the most exciting, sought-after private funds and private company names worldwide by following the theory of the portfolio endowment model and utilizing our patent-pending computer implemented technologies branded as OptimumAlt.

See important disclosures on slide 12.

Important Disclosures

This presentation is for educational and informational purposes only

Liquidity exit strategies offered may not include all options and may vary over time; all exit options, including historic options such as cash, may not be available or offered to prospective customers at any given time; your options may differ. Exit options are presented on a case-by-case basis in Ben's discretion and may be offered for less than current net asset value based on a variety of factors, including asset-specific factors such as Ben's valuation analysis. References to "liquidity" generally refers to an opportunity offered by Ben to exit an investment in an illiquid asset. Ben can discuss with prospective customers what options may be currently available, including based upon the specifics of such customer's situation and illiquid assets.

The information in this presentation is provided for convenience only, is not investment advice and may not be relied upon in considering an investment in Beneficient, a Nevada corporation ("Ben"). Any offer or solicitation will only be made in compliance with applicable state and federal securities laws pursuant to Regulation D of the Securities Act of 1933, as amended. Any securities shall be offered only to investors that also meet the applicable requirements of a qualified institutional buyer or an institutional account in a private placement under the Securities Act of 1933, as amended, or another available exemption, and this presentation is intended solely for purposes of familiarizing such investors with the company. This presentation is not an offer to sell nor does it seek an offer to buy securities in any jurisdiction where the offer or sale is not permitted. To the extent the terms of any potential transaction are included in this presentation, those terms are included for discussion purposes only. All prospective investors should carefully review the Subscription Agreement or Binding Term Sheet, as applicable, and such other documents described therein and provided by Ben (such materials collectively, the "Offering Materials"). Offers to sell or purchase any security can only be made through definitive Offering Materials and agreements with the applicable investor. These securities have not been recommended by the Securities and Exchange Commission (the "SEC") or any state securities commission or regulatory authority, nor has any commission or regulatory agency confirmed the accuracy of the information contained in the Offering Materials. No representation or warranty, express or implied, is made as to the accuracy or completeness of any information contained herein, and any investment decision should be based solely on the information contained in the Offering Materials and the prospective investor's independent research. In addition, no representation or warranty, express or implied is made as to the future performance of any investment in Ben, or that investors will or are likely to achieve favorable results, will make any profit at all or will be able to avoid incurring a loss on their investment. Prospective investors are encouraged to consult with their financial, tax, accounting or other advisors to determine whether an investment in Ben is suitable for them.

Forward-looking Statements

This presentation and the Offering Materials may contain forward-looking statements and information relating to, among other things, Ben, its business plan and strategy, and its industry. Forward-looking Statements are neither historical facts nor assurances of future performance. They are based on the current beliefs of, assumptions made by, and information currently available to the company's management regarding the future of the company's business, future plans and strategies, anticipated events and trends, the economy and other future conditions. The words "aim," "anticipate," "could," "intend," "expect," "project," "plan," "would" and similar references to future periods are intended to identify forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements reflect management's current views with respect to future events and are subject to inherent risks, uncertainties and changes in circumstances that are difficult to predict (many of which are outside of the company's control) and could cause Ben's actual results to differ materially from those contained in the forward-looking statements. Investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. All subsequent written and oral forward-looking statements concerning Ben, the offering or other matters, are expressly qualified in their entirety by the cautionary statements above. Ben does not undertake any obligation to revise or update these forward-looking statements to reflect events or circumstances after such date or to reflect the occurrence of unanticipated events.

This presentation may not be copied, reproduced, distributed, or disclosed without the written permission of Ben. Past performance is not indicative of future results. The information contained herein is based on Ben data available at the time of this presentation. It speaks only as of the particular date or dates included herein.

Use of Other Data

The data contained herein is derived from various internal and external sources. All of the market data in the presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Further, no representation is made as to the reasonableness of the assumptions made within or the accuracy or completeness of any projections or modeling or any other information contained herein. Any data on past performance or modeling contained herein is not an indication as to future performance. Ben assumes no obligation to update the information in this presentation.

Trademarks

This presentation contains trademarks, service marks, trade names and copyrights of Ben and other companies, which are the property of their respective owners. The use or display of third parties' trademarks, service marks, trade names or products in this presentation is not intended in, and does not imply, a relationship with Ben or any of their respective affiliates, or an endorsement or sponsorship by or of Ben or such affiliates. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this presentation may be listed without the TM, SM, (c) or (r) symbols, but Ben will assert, to the fullest extent under applicable law, the right of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights.

Subject to qualifications. Securities of Beneficient, a Nevada corporation its affiliates and/or successors are offered through AltAccess Securities Company L.P. an affiliated entity. Only available in states where AltAccess Securities Company, L.P. is registered. Member FINRA/SIPC.

Ben
BENF
Nasdaq Listed

Investor Relations Contact

investors@beneficient.com

Beneficient Contact

askben@beneficient.com

Public Webpage

www.trustben.com

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Ben Assumptions & Calculations for Projected Target Market (Slide 4)

- Estimates of holdings by investor classifications based on (i) historical North American private capital assets under management (AUM) data from Preqin (excludes hedge funds) and historical North America hedge fund AUM data from Eureka Hedge; (ii) market segment data including the percentage of hedge fund assets held by individuals (CitiBusiness Advisory), the percentage of private capital assets held by family offices and wealthy individuals (Preqin, Private Equity Spotlight, February 2016), the percentage of total global assets held by small, mid- and ultra-high net worth individuals (Capgemini and Credit Suisse); and (iii) assets held by North American high net worth individuals, including the percentage of such assets held by MHNW investors (Capgemini). Such estimates the following assumptions of Ben: (i) calculations of market segmentation based on estimates from third-party sources described above; (ii) large institutions hold 80% of the total institutional AUM; (iii) the percentage of MHNW wealth allocated to alternative assets is 16% (based on a range of estimates from Oliver Wyman, Knight Frank, Campden Research, UBS, and KKR); and (iv) MHNW and UHNW alternative asset AUM may be understated, and large institution and STMI alternative asset AUM may be proportionally overstated and, therefore, require adjustment.

- Turnover rates and estimated annual demand for liquidity based on the turnover rate of large institutional investors, calculated based on global private assets under management by vintage (excluding funds of funds and secondaries) reported by Preqin and the total secondary market volume reported in the Setter Capital Volume Report, FY 2021. Ben assumes (i) that MHNW investors would seek approximately two times the turnover rate of large institutional investors and (ii) that STMI investors would seek approximately one-and-a-half times the turnover rate of large institutional investors.

See important disclosures on slide 12.